UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 22, 2001


                         MERISTAR HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  1-14331                  51-0379982
(State or other jurisdiction (Commission File             (IRS Employer
     of incorporation)             Number)             Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 965-4455


                                    FORM 8-K

ITEM 5.  OTHER EVENTS

MeriStar Hotels & Resorts, Inc., a Delaware corporation ("MeriStar"), American Skiing Company, a Delaware corporation ("American Skiing ") and ASC Merger Sub, Inc., a Delaware corporation ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of December 8, 2000 and amended as of February 21, 2001 (the " Merger Agreement"). MeriStar, American Skiing and Merger Sub have agreed to terminate the Merger Agreement and their merger plans in accordance with the terms of a Termination Agreement dated March 22, 2001 (the "Termination Agreement").

A copy of the Termination Agreement is being filed as Exhibit 2.1 to this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                           EXHIBIT          DESCRIPTION
                           -------          -----------

                           2.1 Termination Agreement, dated as of March 22, 2001, among MeriStar, American Skiing and Merger Sub.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2001


                                   MERISTAR HOTELS & RESORTS, INC


                                   BY:  /s/  Christopher L. Bennett
                                        ---------------------------------------
                                        Christopher L. Bennett
                                        Vice President, Legal and Secretary

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

2.1 Termination Agreement, dated as of March 22, 2001, among MeriStar, American Skiing and Merger Sub.